UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2024, Madison Square Garden Entertainment Corp. (the “Company”) and Michael J. Grau, the Company’s Executive Vice President and Chief Financial Officer, agreed that he will be leaving the Company, and effective November 20, 2024, will cease to be Chief Financial Officer. Mr. Grau will receive severance benefits in accordance with the terms of his employment agreement. His separation is not the result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

Lee Weinberg will serve as the Company’s Interim Chief Financial Officer effective November 20, 2024. Mr. Weinberg, 52, has served as Senior Vice President, Business & Financial Operations of the Company since the Company’s spin-off from Sphere Entertainment Co. (“Sphere Entertainment”) in April 2023. He previously was employed at Sphere Entertainment as Senior Vice President, Business & Financial Operations from January 2021 to April 2023 and as Senior Vice President, Strategy & Business Operations from April 2020 to January 2021, and prior to the spin-off of Sphere Entertainment from Madison Square Garden Sports Corp. (“MSG Sports”) in April 2020, as Senior Vice President, Strategy & Business Operations at MSG Sports from March 2018 to April 2020. He previously served in various roles since 2008 in corporate development and business operations of MSG Entertainment while such business was owned by MSG Sports, MSG Networks Inc. and Cablevision Systems Corporation. Prior to that, Mr. Weinberg was Vice President of Strategy and Operations at The Wall Street Journal and a media and technology practice associate at Booz Allen Hamilton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2024	MADISON SQUARE GARDEN ENTERTAINMENT CORP.

By:	/s/ Mark Cresitello
Name: Mark Cresitello
Title: Secretary